   NUMBER                                                               SHARES

 C


                        COMPLETE WELLNESS CENTERS, INC.

INCORPORATED UNDER                                                SEE REVERSE
THE LAWS OF THE                                                   FOR CERTAIN
STATE OF DELAWARE                                                 DEFINITIONS

                                                                  CUSIP



This Certifies that





is the record holder of

  FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.0001665 PAR VALUE, OF


----------------------- COMPLETE WELLNESS CENTERS, INC.  ----------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


        /s/ DANIELLE F. MILANO                       /s/ E. EUGENE SHARER
            SECRETARY                                    PRESIDENT

                        COMPLETE WELLNESS CENTERS, INC.

                                   CORPORATE
                                      SEAL
                                      1994
                                    DELAWARE


COUNTERSIGNED AND REGISTERED:
        AMERICAN STOCK TRANSFER & TRUST COMPANY
           (NEW YORK, NY)   TRANSFER AGENT AND REGISTRAR

BY

                                          AUTHORIZED SIGNATURE

-----------------------------------------------
AMERICAN BANK NOTE COMPANY      FEB 4, 1997 dw
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA  90807                 048856fc
(562) 989-2333
(FAX) (562) 426-7450  270-19X  Proof FM   NEW
------------------------------------------------

        The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preference and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                       UNIF GIFT MIN ACT --                         Custodian
TEN ENT -- as tenants by the entireties                                   -----------------------           ----------------------
JT TEN  -- as joint tenants with right of                                         (Cust)                             (Minor)
           survivorship and not as tenants                                 under Uniform Gifts to Minors
           in common                                                       Act
                                                                               ----------------------------------------------------
                                                                                                        (State)
                                                      UNIF TRF MIN ACT --                 Custodian (until age                    )
                                                                           ---------------                     -------------------
                                                                              (Cust)
                                                                                                            Under Uniform Transfers
                                                                           ---------------------------------
                                                                                        (Minor)
                                                                           to Minors Act
                                                                                         ------------------------------------------
                                                                                                         (State)

    Additional abbreviations may also be used though not in the above list.


        FOR VALUE RECEIVED,               hereby sell, assign and transfer unto
                           ---------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------


----------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ----------------------------------


                                        X
                                          --------------------------------------

                                        X
                                          --------------------------------------

                                        NOTICE: THE SIGNATURE(S) TO THIS
                                                ASSIGNMENT MUST CORRESPOND WITH
                                                THE NAME(S) AS WRITTEN UPON THE
                                                FACE OF THE CERTIFICATE IN EVERY
                                                PARTICULAR, WITHOUT ALTERATION
                                                OR ENLARGEMENT OR ANY CHANGE
                                                WHATEVER.

Signature(s) Guaranteed






By
  ---------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS) WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.





----------------------------------------------------
AMERICAN BANK NOTE COMPANY       FEB 4, 1997 dw
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA  90807               048856BK
(562) 989-2333
(FAX) (562) 426-7450